                                                                   EXHIBIT 99.14

                         NOTICE OF GUARANTEED DELIVERY

                         FOR TENDER OF ALL OUTSTANDING

                     10% SENIOR SUBORDINATED NOTES DUE 2009

                                IN EXCHANGE FOR

               REGISTERED 10% SENIOR SUBORDINATED NOTES DUE 2009

                                       OF


                             LONGVIEW FIBRE COMPANY



                                                 CUSIP NOS. 543213AA0, U5432OAA1



     This form, or one substantially equivalent hereto, must be used by a holder to accept the Exchange Offer of Longview Fibre Company (the "Company") and to tender 10% Senior Subordinated Notes due 2009 (the "Original Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" of the Company's prospectus
dated           , 2002 and in Instruction 2 to the related Letter of
Transmittal. Any holder who wishes to tender Original Notes pursuant to such guaranteed delivery procedures must ensure that U.S. Bank NA, as exchange agent (the "Exchange Agent"), receives this notice of guaranteed delivery, properly completed and duly executed, prior to the Expiration Date (as defined below) of the Exchange Offer for such series. Capitalized terms used but not defined herein have the meanings ascribed to them in the Letter of Transmittal.



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., SEATTLE TIME, ON           , 2002,
UNLESS EXTENDED (THE "EXPIRATION DATE"). NOTES TENDERED IN SUCH EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., SEATTLE TIME, ON THE EXPIRATION DATE.


                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:


                                  U.S. BANK NA


    YOU CAN DELIVER THIS NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT
                          AT THE ADDRESSES AS FOLLOWS:


        BY HAND DELIVERY TO 4:30 P.M.                   BY OVERNIGHT COURIER AND BY HAND
                                                  DELIVERY AFTER 4:30 P.M. ON EXPIRATION DATE
                  U.S. Bank                                        U.S. Bank
       Attn: Corporate Trust Services                    Attn: Corporate Trust Services
        1420 Fifth Avenue, 7th Floor                      1420 Fifth Avenue, 7th Floor
              Seattle, WA 98101                                Seattle, WA 98101



       BY REGISTERED OR CERTIFIED MAIL                     BY FACSIMILE TRANSMISSION
                                                         (ELIGIBLE INSTITUTIONS ONLY):
                  U.S. Bank                                        U.S. Bank
       Attn: Corporate Trust Services                    Attn: Corporate Trust Services
        1420 Fifth Avenue, 7th Floor                          FAX: (206) 344-4630
              Seattle, WA 98101
                                                             CONFIRM BY TELEPHONE:
                                                                 (206) 344-4686


     If you deliver by facsimile transmission, you must confirm your delivery by telephone and you must deliver the original notice of guaranteed delivery by guaranteed overnight courier to the Exchange Agent.

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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS NOTICE OF GUARANTEED DELIVERY SHOULD BE READ CAREFULLY BEFORE THE NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

     This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space in the box provided on the Letter of Transmittal for guarantee of signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Original Notes listed below:

--------------------------------------------------------------------------------------------------------------------
        Certificate Number(s)
   (if known) of Original Notes or              Aggregate Principal                    Aggregate Principal
      Account Number at the DTC                  Amount Represented                      Amount Tendered*
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

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                            PLEASE SIGN AND COMPLETE

Names of Record Holder(s):                      Signature(s):

-----------------------------------------       -----------------------------------------

-----------------------------------------       -----------------------------------------

   Address:
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
                                  (Include Zip Code)

   Area Code and Telephone Number:

   ---------------------------------------------------------------------------

   Dated:
   ------------------------------------------------- , 2002

   * Unless otherwise indicated, any tendering holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes. All tenders must be in integral multiples of $1,000.
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                                        2

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        THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE REGISTERED
   HOLDER(S) OF ORIGINAL NOTES EXACTLY AS THE NAME(S) OF SUCH PERSON(S) APPEAR(S) ON CERTIFICATES FOR ORIGINAL NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF ORIGINAL NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION:

   PLEASE PRINT NAME(S) AND ADDRESS(ES)

   Name(s):
   --------------------------------------------------------------------------

   Capacity:
   --------------------------------------------------------------------------

   Address(es):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
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                                  GUARANTEE
                   (Not to be used for signature guarantee)


        The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or agent's message in lieu thereof), together with the Original Notes of the series tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at the DTC described in the prospectus under the caption "The Exchange Offer -- Book-Entry Transfer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., Seattle time, within three New York Stock Exchange trading days following the Expiration Date for such series.



Name of Firm:
----------------------------------              -----------------------------------------
                                                (AUTHORIZED SIGNATURE)

Address:
-----------------------------------------       Name:
                                                -----------------------------------------
-----------------------------------------       Title:
                                                -----------------------------------------
      (INCLUDE ZIP CODE)                            (PLEASE TYPE OR PRINT)
Area Code and Telephone Number:
-----------------------------------------
                                                Date:
                                                ------------------------------------,
                                                2002

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     DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF ORIGINAL
NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this notice of guaranteed delivery (or facsimile hereof or an agent's message and notice of guaranteed delivery in lieu hereof) and any other documents required by this notice of guaranteed delivery with respect to the Original Notes must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date of the Exchange Offer. Delivery of such notice of guaranteed delivery may be made by facsimile transmission, mail or hand delivery. THE METHOD OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this notice of guaranteed delivery (or facsimile hereof) is signed by the registered holder(s) of the Original Notes referred to herein, the signature(s) must correspond exactly with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever. If this notice of guaranteed delivery (or facsimile hereof) is signed by a DTC participant whose name appears on a security position listing as the owner of the Original Notes, the signature must correspond with the name as it appears on the security position listing as the owner of the Original Notes.

     If this notice of guaranteed delivery (or facsimile hereof) is signed by a person other than the registered holder(s) of any Original Notes listed or a DTC participant, this notice of guaranteed delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the Original Notes or signed as the name(s) of the participant appears on DTC's security position listing.

     If this notice of guaranteed delivery (or facsimile hereof) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit herewith evidence satisfactory to the Exchange Agent of such person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the prospectus and this notice of guaranteed delivery may be directed to the Exchange Agent at the address set forth on the cover page hereof. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                                        4